Supplement dated May 1, 2000
                       To the Prospectus dated May 1, 2000

                               Select*Annuity III
                                 Select*Life II
                                 Select*Life III
                               FlexDesign(TM) VUL
                             Variable Estate Design

ReliaStar Financial Corp. ("ReliaStar"), the parent company of ReliaStar Life Insurance Company ("ReliaStar Life"), has entered into an Agreement and Plan of Merger dated as of April 30, 2000 (the "Agreement"), with ING Groep N.V. ("ING") and ING America Insurance Holdings, Inc. The Agreement provides for the acquisition of ReliaStar and its subsidiaries by ING. The acquisition is currently expected to be completed in the third quarter of 2000. The completion of the transaction is subject to various contingencies and to the receipt of all regulatory and shareholder approvals. Following the completion of the transaction, ReliaStar Life will continue to be responsible for all contracts issued by it.

ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees.